UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 13, 2014

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)
Registrant's telephone number, including area code: (858) 677-0900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that amend and supplement those disclosures made by Retail Opportunity Investments Corp. (the “Company”) and Retail Opportunity Investments Partnership, LP (the "Operating Partnership") in the Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on June 18, 2014, as set forth below.  The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 13, 2014, a subsidiary of the Company completed the acquisition of the property known as Fallbrook Shopping Center located in West Hills, California, within the Los Angeles metropolitan area, from Fallbrook Square Partners Limited Partnership and Fallbrook Square Anchor Acquisition, LP, unaffiliated third parties, for approximately $210.0 million in cash.  The Company funded the purchase price of the Fallbrook Shopping Center acquisition using borrowings under its $350.0 million unsecured revolving credit facility and available cash.

In connection with the acquisition of Fallbrook Shopping Center, the Company and the Operating Partnership filed the Original Form 8-K describing the acquisition.  The Company and the Operating Partnership are now filing this Amendment to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, to amend and supplement the disclosures in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Combined Financial Statement of Business Acquired.

Fallbrook Shopping Center

•	Independent Auditors’ Report
•	Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and three months ended March 31, 2014 (Unaudited)
•	Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and three months ended March 31, 2014 (Unaudited)

(b)	Pro Forma Financial Information for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2014 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)	Pro Forma Financial Information for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the six months ended June 30, 2014 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(d)      Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Combined financial statements and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: August 11, 2014	By:	/s/ Michael B. Haines
Michael B. Haines Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Michael B. Haines Chief Financial Officer

Dated: August 11, 2014